UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT  TO  SECTION  13  OR  15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

     Date  of  Report  (Date  of  earliest  event  reported):   August  18, 2001
                                                                ----------------


                                 VDO.com, Inc.
        (Exact  name  of  registrant  as  specified  in  its  charter)


                                   Florida
           (State  or  other  jurisdiction  of  incorporation)


         000-28267                                        68-0427012
(Commission  File  Number)                  (IRS  Employer  Identification  No.)


   10444L  Corporate  Drive,  Redlands,  California           92374
      (Address  of  principal  executive  offices)         (Zip  Code)


                             (909)  796-3446
          Registrant's  telephone  number,  including  area  code:

                            5509  11th  Avenue
                           Brooklyn, NY  11219
             (Former  name,  address  and  telephone  number)



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ITEM  1.          CHANGES  IN  CONTROL  OF  REGISTRANT

     Not  applicable.

ITEM  2.          ACQUISITION  OR  DISPOSITION  OF  ASSETS

     Not  applicable.

ITEM  3.          BANKRUPTCY  OR  RECEIVERSHIP

     Not  applicable.

ITEM  4.          CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

     Not  applicable.

ITEM  5.          OTHER  EVENTS

     On August 18, 2001, Anthony K. Miller resigned as President, Secretary and Treasurer of the Company. On August 18, 2001, concurrent with Mr. Miller's resignation, the Board of Directors of the Company, consisting of William D. Satterfield, Latifah R. Saafir and Wardell B. Moore, passed a Board Resolution accepting Mr. Miller's resignation and appointing William D. Satterfield as President of the Company and Latifah R. Saafir as Secretary and Treasurer of the Company.

ITEM  6.          RESIGNATIONS  OF  DIRECTORS  AND  EXECUTIVE  OFFICERS

     Not  applicable.

ITEM  7.          FINANCIAL  STATEMENTS

     No  financial  statements  are  required.

ITEM  8.          CHANGE  IN  FISCAL  YEAR

     Not  applicable.

EXHIBITS

     No  Exhibits  are  attached.


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     SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  August  20,  2001                   VDO.COM,  INC.

                                            /s/  William  D.  Satterfield

                                            William  D.  Satterfield,  President


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